Employee Agreements And Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Employee Agreements And Employee Benefit Plans [Abstract]
Employee Agreements And Employee Benefit Plans
13.	Employee Agreements and Employee Benefit Plans

During 2002 and 2001, we entered into employment agreements with various officers to secure employment. Under the terms of the agreements, we provided the employees with salary, incentive compensation and stock grants and/or options in return for various periods of employment. On November 10, 2008, Messrs. Daily and Grimstad each provided us with notice of their intention to not renew their respective employment agreements with us. Accordingly, Messrs. Daily's and Grimstad's respective employment agreements terminated on February 25, 2009 pursuant to their terms. Following the termination of their employment agreements, Messrs. Daily and Grimstad continued to serve as our chief executive officer and president, respectively, pursuant to at-will employment arrangements.

On March 4, 2011, the Company entered into an employment agreement with its Chief Financial Officer, Mark C. Monaco. Mr. Monaco has served as the Company's Chief Financial Officer since October 15, 2010.

We sponsor a defined contribution plan (the "Plan") under Section 401(k) of the Internal Revenue Code, covering our employees. Under the Plan, we may match contributions of up to 3% of a participant's salary. Employer contributions for the years ended December 31, 2010, 2009, and 2008 were $188,000, $179,000, and $197,000, respectively.